AMENDMENT TO AMENDED AND
                    RESTATED STOCKHOLDERS AGREEMENT



     THIS AMENDMENT ("Amendment"), dated as of September 17, 1996, is by and among Chase Venture Capital Associates ("CVCA"), the Persons named on
Schedule I hereto (the "TruVision Stockholders'), Sean Reilly ("Reilly"), Hans Sternberg ("Sternberg") and those persons named on Schedule II hereto (together with Reilly and Sternberg, the "Wireless One Stockholders"), Chase Manhattan Capital Corporation ("CMCC"), Baseball Partners ("Baseball"), Heartland Wireless Communications, Inc., a Delaware Corporation ("Heartland") and Wireless One, Inc., a Delaware Corporation (the "Company"), who are the parties to that certain Amended and Restated
Stockholders   Agreement  made  as  of  July  29,  1996  (the  "Stockholders
Agreement"), a copy of which is attached to this Amendment as Exhibit A. Capitalized terms not otherwise defined in this Amendment have the meanings ascribed to them in the Stockholders Agreement.

     WHEREAS, the parties to this Amendment, who constitute the requisite Persons to amend the Stockholders Agreement, desire to amend the
Stockholders Agreement for the purpose of deleting as parties thereto the Wireless One Stockholders.

     NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

     The Stockholders Agreement is amended as follows:

          1. The following Persons are deleted as parties to the Agreement, to wit: Reilly, Sternberg and the Wireless One Stockholders, who are, together with Reilly and Sternberg, Advantage Capital Partners, Limited Partnership, Advantage Capital Partners II, Limited Partnership and Premier Venture Capital Corporation.

          2. The following sections of the Agreement are deleted in their entireties, to wit: Section 1(a)(iii), Section 1(a)(vi), Section 1(a)(x) and Section 1(a)(xiv).

          3. All references in the Agreement to the following terms are deleted, to wit: Initial Wireless One Share Quantity, Majority Wireless One Holders, Wireless One Share Consideration, Wireless One Shares and Wireless One Stockholders.

          4. The final sentence of Section 2 is amended to read in its entirety as follows:

               The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Stockholder Shares for any reason, including any amendment to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first written above.

                             CHASE MANHATTAN CAPITAL CORPORATION

                             By: /s/ Donna R. Carter
                                -------------------------------------
                             Name: Donna R. Carter
                             Title:


                             BASEBALL PARTNERS

                             By: /s/ Donna R. Carter
                                -------------------------------------
                             Name: Donna R. Carter
                             Title:


                             PREMIER VENTURE CAPITAL CORPORATION

                             By: /s/ Thomas J. Adamek
                                -------------------------------------
                             Name: Thomas J. Adamek
                             Title: President


                             HEARTLAND WIRELESS COMMUNICATIONS,
                             INC.

                             By: /s/ John R. Bailey
                                -------------------------------------
                             Name: John R. Bailey
                             Title: Senior Vice President - Finance


                             WIRELESS ONE, INC.

                             By: /s/ Henry M. Burkhalter
                                -------------------------------------
                             Name: Henry M. Burkhalter
                             Title:


                             MISSISSIPPI WIRELESS TV, L.P.
                             By: WIRELESS TV, INC.
                             ITS: General Partner


                             By: /s/ Henry M. Burkhalter
                                -------------------------------------
                             Name: Henry M. Burkhalter
                             Title:


                             CHASE VENTURE CAPITAL ASSOCIATES


                             By: /s/ Arnold L. Chavkin
                                -------------------------------------
                             Name: Arnold L. Chavkin
                             Title: General Partner


                             VANCOM, INC.


                             By: /s/ William J. Van Devender
                                -------------------------------------
                             Name: William J. Van Devender
                             Title: President


                             VISION COMMUNICATIONS, INC.

                             By: /s/ Henry M. Burkhalter
                                -------------------------------------
                             Name: Henry M. Burkhalter
                             Title:


                              /s/ Hans Sternberg
                             ----------------------------------------
                             Hans Sternberg


                              /s/ Sean E. Reilly
                             ----------------------------------------
                             Sean E. Reilly


                              /s/ Henry M. Burkhalter
                             ----------------------------------------
                             Henry M. Burkhalter


                              /s/ Bill R. Byer, Jr.
                             ----------------------------------------
                             Bill R. Byer, Jr.


                              /s/ Laurence O. Wollhiser, Jr.
                             ----------------------------------------
                             Laurence 0. Woolhiser, Jr.



                             ----------------------------------------
                             Walter Eilers